                                                                    EXHIBIT 10.2

                              LEARNINGSTAR CORP.
                           --------------------------


                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

          1. Purpose. This 2000 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of LearningStar Corp. (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

          2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which Options (as defined below) may be granted under the Plan shall not exceed [__________] shares, subject to adjustment in accordance with paragraph 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were previously issued and subsequently reacquired by the Company. If any Options granted under the Plan are surrendered or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

          3. Administration. The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

          4. Automatic Grant of Options. The Plan shall first become effective on the date that the Plan is approved by the Board (the "Effective Date"). Subject to the availability of shares under the Plan, (a) each person who first becomes a member of the Board after the Effective Date and who is not an employee or officer of the Company (each a "Non-Employee Director" and, collectively, "Non-Employee Directors") shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase [45,000] shares of the Common Stock, provided, that the grant described in this clause (a) shall not be made to any person who served as a non-employee director of Smarterkids.com, Inc. prior to the Effective Date, and (b) each Non-Employee Director (whether or not such person was elected initially before or after the Effective Date) upon reelection to the Board of Directors during the term of the Plan, shall be automatically granted on each such date an option to purchase an additional [2,000] shares of Common Stock (each an, "Option" and, collectively, the "Options"). The Options to be granted under this paragraph 4 shall be the only Options granted at any time to any Non-Employee Director (each an "Optionee" and, collectively, the "Optionees") under the Plan. The number of shares covered by Options granted under this paragraph 4 shall be subject to adjustment pursuant to paragraph 10 of the Plan. Notwithstanding anything to the contrary set forth herein, if the Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the first meeting of stockholders of the Company following the Effective Date, then the Plan and the Options granted pursuant to this Section 4 shall terminate and become void, and no further Options shall be granted under the Plan.

          5. Option Price. The purchase price of the shares of stock covered by an Option granted pursuant to the Plan shall be 100% of the fair market value of such shares (the "Exercise Price") on the day the Option is granted (the "Grant Date"), subject to adjustments pursuant to paragraph 10 of the Plan. For purposes of the Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over- the-counter securities, if the Common Stock is not traded on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of the Plan, an Option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the Option.

          7.  Vesting of Shares and Non-Transferability of Options.

               (a) Vesting of Shares. Subject to paragraphs 8 and 10 of the Plan, Options held by each Optionee shall vest and become exercisable in accordance with the following schedule, provided that the Optionee has continuously served as a member of the Board through the following vesting dates:

        Percentage                           Date of Vesting
--------------------------------------------------------------------------------
          33 1/3%                    One year from the date of grant
--------------------------------------------------------------------------------
          66 2/3%                   Two years from the date of grant
--------------------------------------------------------------------------------
           100%                     Three years from the date of grant
--------------------------------------------------------------------------------

     The number of shares as to which Options may be exercised shall be cumulative, so that once the Option becomes exercisable as to any shares it shall continue to be exercisable as to such shares, until expiration or termination of the Option as provided in the Plan.

               (b) Non-transferability. Any Option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, subject to paragraph 8(b), shall only be exercisable during the Optionee's lifetime.

          8.  Termination of Option Rights.
          --------------------------------

               (a) In the event an Optionee ceases to be a member of the Board for any reason other than death or permanent disability, any unexercised portion of Options granted to such Optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an Option which is then vested but has not been exercised at the time the Optionee so ceases to be a member of the Board may be exercised by the Optionee within 90 days after the date the Optionee ceased to be a member of the Board; and all Options shall terminate after such 90 days have expired.

               (b) In the event that an Optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any Option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the Option.

               (c) No portion of an Option may be exercised if the Optionee is removed from the Board of Directors for any one of the following reasons:
     (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company, or which induces any customer of the Company to break a contract with the Company; or (v) any activity on behalf of any organization or entity which is a competitor of the Company, unless such conduct is approved by a majority of the members of the Board of Directors.

          9. Exercise of Option. Subject to the terms and conditions of the Plan and the option agreements, an Option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice addressed to the Company at [_____________________________], or the last address indicated by the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the Option or shares subject to the Option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than the lesser of one hundred (100) shares or the total number of shares that the Optionee may exercise under his or her respective Option. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the Option, shall register the Optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the Optionee as soon as practicable after payment of the Exercise Price in full. The holder of an Option shall not have any rights of a stockholder with respect to the shares covered by the Option, except to the extent that certificates for such shares are delivered to him or her upon the due exercise of the Option.

          10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an Optionee's rights with respect to Options granted to him or her hereunder shall be adjusted as hereinafter provided:

               (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

               (b) Recapitalization Adjustments. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, the Committee shall make adjustments in the number and kind of shares authorized by the Plan and in the number and kind of shares covered by the Plan, and in the Exercise Price of outstanding Options under the Plan necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Option. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of any Option.

               (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property except as set forth in subsection (a) above.

               (d) Adjustments. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

          11. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an Option until one of the following conditions shall be satisfied:

               (i) The shares subject to the Option are effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

               (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and that the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

          12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an Option granted hereunder shall include such appropriate legends, and such written instructions to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws.

          13. Representation of Optionee. If requested by the Company, the Optionee shall deliver to the Company written representations and warranties upon exercise of the Option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the Option is made for investment and not with a view to their distribution (as that term is used in the Securities Act).

          14. Option Agreement. Each Option granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such Option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the officer executing such option agreement.

          15. Termination and Amendment of Plan. Options may no longer be granted under the Plan after the tenth (10th) anniversary of the date that the Plan is approved by the Board, and the Plan shall terminate when all Options granted or to be granted hereunder are no longer outstanding.

          The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Company's Board of Directors may, except as provided in paragraph 10, increase the limits imposed in paragraph 2 on the maximum number of shares which may be issued under the Plan or extend the term of the Plan under paragraph 15.

          The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable tax laws.

          No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted or awarded under the Plan prior to the date of such termination.

          16. Withholding of Income Taxes. Upon the exercise of an Option, the Committee at its sole discretion may either require payment in cash or a deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee may also in its sole discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a fair market value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld upon the exercise or vesting of any right under the Plan, or which may be repurchased from the Optionee within six months after such shares were acquired by the Optionee from the Company, in order to satisfy the Optionee's federal and state income and payroll tax liabilities with respect to the exercise or vesting of the right shall be limited to the number of shares which have a fair market value equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

          17. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

          18. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the state of Delaware, without giving effect to its principles of conflicts of law thereof.

          19. Approval of Stockholders of the Company. The Plan shall be submitted for the approval of the Company's stockholders within twelve months after the date of the Board of Director's initial approval of the Plan.